Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                         11/15/01


        Blended Coupon                               4.2934%



        Excess Protection Level
          3 Month Average   7.34%
          June, 2001   6.87%
          May, 2001   7.64%
          April, 2001   7.52%


        Cash Yield                                  18.98%


        Investor Charge Offs                         5.67%


        Base Rate                                    6.44%


        Over 30 Day Delinquency                      4.78%


        Seller's Interest                            8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $ 57,876,901,808.74


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,631,211,247.25